Exhibit 10.34B

EXECUTION COPY

OMNIBUS AMENDMENT NO. 2

This OMNIBUS AMENDMENT NO. 2, dated as of July 18, 2017 (this “Amendment”), is entered into by and among COFINA FUNDING, LLC, a Delaware limited liability company, as seller (the “Seller”), CHS INC. (“CHS”), a Minnesota corporation, as Servicer (in such capacity, the “Servicer”) and as an Originator, CHS CAPITAL, LLC, as an Originator (together with CHS, the “Originators”), the CONDUIT PURCHASERS, COMMITTED PURCHASERS and PURCHASER AGENTS set forth on the signature pages hereto, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and U.S. BANK NATIONAL ASSOCIATION, as custodian (the “Custodian”), and is (i) the second amendment to the Custodian Agreement (as defined below) and (ii) the second amendment to the Sale Agreement (as defined below).

RECITALS

A.WHEREAS, the Seller, the Administrative Agent and the Custodian have entered into that certain Custodian Agreement, dated as of July 22, 2016 (as amended by that certain Omnibus Amendment No. 1, dated as of February 14, 2017 (“Omnibus Amendment No. 1”), and as further amended, restated, supplemented or otherwise modified through the date hereof, the “Custodian Agreement”);

B.    WHEREAS, pursuant to and in accordance with Section 26 of the Custodian Agreement, the Seller, the Administrative Agent and the Custodian desire to amend the Custodian Agreement in certain respects as provided herein;

C.    WHEREAS, the Originators and the Seller have entered into that certain Sale and Contribution Agreement, dated as of July 22, 2016 (as amended by Omnibus Amendment No. 1, and as further amended, restated, supplemented or otherwise modified through the date hereof, the “Sale Agreement” and, together with the Custodian Agreement, the “Agreements”); and

D.    WHEREAS, pursuant to and in accordance with Section 8.1 of the Sale Agreement, the Originators, the Seller, the Administrative Agent and the Purchasers desire to amend the Sale Agreement in certain respects as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1.    Definitions and Interpretation. Each capitalized term used but not defined herein has the meaning ascribed thereto in Appendix A to the Amended and Restated Receivables Purchase Agreement, dated as of the date hereof (the “RPA”), by and among the Seller, the Purchasers, the Administrative Agent and CHS, as servicer. The rules of interpretation set forth in Appendix A to the RPA are hereby incorporated as if fully set forth herein.
SECTION 2.    Amendments to the Custodian Agreement. The Seller, the Administrative Agent and the Custodian hereby agree that the Custodian Agreement is amended as follows:

(a)    The first paragraph of Section 1 of the Custodian Agreement is hereby amended and restated in its entirety to read as follows:

“Capitalized terms used but not defined herein shall have the meanings assigned to them in that certain Amended and Restated Receivables Purchase Agreement, dated as of July 18, 2017, among the Seller, CHS, individually and as Servicer, the various Conduit Purchasers, Committed Purchasers and Purchaser Agents from time to time thereto, and the Administrative Agent (as amended, restated, modified or supplemented from time to time, the “Receivables Purchase Agreement”).”.

(b)    The second paragraph of Section 2 of the Custodian Agreement is hereby amended and restated in its entirety to read as follows:

“Not later than six (6) months following the Effective Date, the Seller shall deliver or cause to be delivered and released to the Custodian the Custodian Files pertaining to each of the Effective Date Loans identified in the Loan Schedule annexed hereto, including, but not limited to: (i) a schedule of each item or document in the Custodian Files, (ii) the original executed Obligor Note, duly indorsed in blank with note transfer powers in the form attached hereto as Exhibit 5, (iii) originals or copies (including, without limitation, electronic copies) of each Loan Document executed in connection therewith or related thereto, and (iv) acknowledgment copies of applicable UCC filings against the related Obligor with respect to such Loan. Any electronic copies delivered to the Custodian hereunder shall be held by the Custodian in electronic form.

Not later than thirty (30) days following the date on which the Seller acquires an interest in any Loans (other than any Effective Date Loan) pursuant to the Sale Agreement, the Seller shall deliver or cause to be delivered and released to the Custodian the Custodian Files pertaining to such Loans (as identified on the Loan Schedule annexed hereto, which Loan Schedule may be updated from time to time on the applicable Closing Date), including, but not limited to: (i) a schedule of each item or document in the Custodian Files, (ii) the original executed Obligor Note, duly indorsed in blank with note transfer powers in the form attached hereto as Exhibit 5, (iii) originals or copies (including, without limitation, electronic copies) of each Loan Document executed in connection therewith or related thereto, and (iv) acknowledgment copies of applicable UCC filings against the related Obligor with respect to such Loan. Any electronic copies delivered to the Custodian hereunder shall be held by the Custodian in electronic form.

Not later than thirty (30) days following any amendment or modification to any Loan Document, the Seller shall deliver or cause to be delivered and released to the Custodian such Loan Documents.”.

(c)    Section 3 of the Custodian Agreement is hereby amended by replacing the text “Not later than 45 days following the initial Closing Date or eight (8) Business Days following any subsequent Closing Date” where it appears therein with the text “Not later than (x) with respect to Effective Date Loans, six (6) months and 5 days following the Effective Date, and (y) with respect to any other Loans, thirty-five (35) days following the date on which the Seller acquires an interest in such Loans pursuant to the Sale Agreement, as applicable,” in its place.

(d)    Section 5 of the Custodian Agreement is hereby amended by replacing the text “Not later than 50 days following the initial Closing Date or 13 Business Days following any subsequent Closing Date” where it appears therein with the text “Not later than (x) with respect to Effective Date Loans, six (6) months and 5 days following the Effective Date, and (y) with respect to any other Loans, thirty-five (35) days following the date on which the Seller acquires an interest in such Loans pursuant to the Sale Agreement, as applicable,” in its place.
(e)    The Custodian Agreement is hereby amended by replacing the text “Receivables Financing Agreement” in each instance it appears therein with the text “Receivables Purchase Agreement” in its place.

(f)    The Custodian Agreement is hereby amended by replacing the text “Obligations” where it appears therein with the text “Aggregate Unpaids” in its place.

(g)    The Custodian Agreement is hereby amended by replacing the text “Collateral” in each instance it appears therein with the text “Seller Assets” in its place.

SECTION 3.    Amendments to the Sale Agreement. The Originators, the Seller, the Administrative Agent and the Purchasers hereby agree that the Sale Agreement is amended as follows:
(a)    Clause (a) of the first paragraph of Section 1.1 of the Sale Agreement is hereby amended by replacing the text “the Receivables Financing Agreement, dated as of July 22, 2016 (as amended, restated, modified or otherwise supplemented from time to time, the “Receivables Financing Agreement”)” where it appears therein with the text “the Amended and Restated Receivables Purchase Agreement, dated as of July 18, 2017 (as amended, restated, modified or otherwise supplemented from time to time, the “Receivables Purchase Agreement”)” in its place.

(b)    Section 1.1 of the Sale Agreement is hereby amended by incorporating the following definition in the appropriate alphabetical sequence:

““Second Amendment Effective Date” means July 18, 2017.”.

(c)    The definition of “Net Worth” in Section 1.1 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

““Net Worth” means as of the last Business Day of each Collection Period preceding any date of determination, the excess, if any, of (a) the Deferred Purchase Price owed to the Company under the Receivables Purchase Agreement at such time, over (b) the sum of (i) the aggregate outstanding principal balance of the Subordinated Loans (including any Subordinated Loan proposed to be made on the date of determination) and (ii) any other outstanding amounts owed by the Seller pursuant to the Receivables Purchase Agreement.”.

(d)    Section 2.5 of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

“Deliveries. Each Originator (a) shall deliver to the Custodian (x) with respect to any Effective Date Loan, within six (6) months after the Effective Date, and (y) with respect to all other Loans, within thirty (30) days after the date the Company acquires an interest in any Loans pursuant to this Agreement, as applicable, the Custodian File with respect to each Loan transferred by it to the Company (provided that if any Loan transferred by an Originator to the Company does not contain an Obligor Note, then the applicable Originator may electronically deliver the Custodian File with respect to such Loan) and (b) has recorded and filed, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) naming such Originator as transferor and the Company as purchaser covering the Loans and the Related Assets thereof then existing and thereafter created or acquired meeting the requirements of applicable state law in such manner and in such jurisdictions as are reasonably requested by the Company or necessary to perfect the transfer and assignment of the Loans and Related Assets from such Originator to the Company. The Company shall provide the Custodian with an updated copy of Annex 3 hereto concurrently with any update thereto hereunder. Each Originator has delivered a file-stamped copy of such financing statements or other evidence of such filings to the Company and has taken, or shall take, at the Company’s expense, all other steps as are necessary under applicable law to perfect such transfers and assignments and has delivered, or shall deliver, confirmation of such steps as are reasonably requested by the Company or the Required Purchasers.”.

(e)    Section 4.1(dd) of the Sale Agreement is hereby amended and restated in its entirety to read as follows: “[Reserved].”.

(f)    Section 5.1 of the Sale Agreement is hereby amended by inserting a new clause (s) at the end thereof to read as follows:

“(s) Delivery of Custodian File and Obligor Notes.

(i)    Not later than six (6) months following the Effective Date, the applicable Originator shall deliver or cause to be delivered directly to the Custodian for the benefit of the Affected Parties the Custodian File relating to each Effective Date Loan, and shall cause all Obligor Notes (other than any Obligor Note that has been signed electronically) related to such Effective Date Loan to be (x) duly indorsed in blank with note transfer powers in the form set forth in the Custodian Agreement and (y) delivered to the Custodian;

(ii)    Not later than thirty (30) days following the date the Company acquires an interest any Loan (other than any Effective Date Loan) pursuant to this Agreement, the applicable Originator shall deliver or cause to be delivered directly to the Custodian for the benefit of the Affected Parties the Custodian File relating to such Pool Assets, and shall cause all Obligor Notes (other than any Obligor Note that has been signed electronically) related to such Pool Assets to be (x) duly indorsed in blank with note transfer powers in the form set forth in the Custodian Agreement and (y) delivered to the Custodian; and

(iii)    Not later than thirty (30) days following any amendment or modification to any Loan Document, the applicable Originator shall deliver or cause to be delivered such Loan Document to the Custodian.”.

(g)    The Sale Agreement is hereby amended by replacing the text “Receivables Financing Agreement” in each instance it appears therein with the text “Receivables Purchase Agreement” in its place.

(h)    The Sale Agreement is hereby amended by replacing the text “Event of Default” in each instance it appears therein with the text “Event of Termination” in its place.

SECTION 4.    Consent. Pursuant to and in accordance with Section 26 of the Custodian Agreement, the Purchasers party hereto hereby acknowledge and consent to the amendments to the Custodian Agreement set forth in Section 2.

SECTION 5.    Agreements in Full Force and Effect as Amended. Except as specifically amended hereby, all provisions of the Agreements shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreements other than as expressly set forth herein and shall not constitute a novation of the Agreements.

SECTION 6.    Representations and Warranties. Each of the Seller, the Servicer and the Originators hereby represent and warrant to the Administrative Agent and the Purchasers, as of the date of this Amendment, as follows:

(a)    this Amendment has been duly executed and delivered by it;

(b)    this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law);

(c)    no authorization or approval or other action by, and no notice to, license from or filing with, any Governmental Authority is required for the due execution, delivery and performance of this Amendment;

(d)    the execution, delivery and performance by it of this Amendment (i) is within its limited liability company or corporate powers, (ii) has been duly authorized by all necessary limited liability company or corporation action, and (iii) does not contravene, violate or breach (1) its organizational documents or (2) any Applicable Law; and

(e)    immediately after giving effect to this Amendment, (i) each of the representations and warranties of the Seller or the Originators, as applicable, set forth in the RPA (in the case of the Seller and the Servicer) or in the Sale Agreement (in the case of the Seller and the Originators) that are qualified as to materiality are true and correct, and each not so qualified are true and correct in all material respects (except to the extent such representations and warranties explicitly refer solely to an earlier date or period, in which case they shall be true and correct as of such earlier date or period), and (ii) no Event of Termination, Unmatured Event of Termination, Servicer Termination Event or Unmatured Servicer Termination Event has occurred and is continuing.

SECTION 7.    Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of:

(a)     executed counterparts of this Amendment;

(b)    executed counterparts of the RPA; and

(c)    a copy of the resolutions or unanimous written consent, as applicable, of the board of directors or board of managers, as the case may be, of each of Seller and Originator required to authorize the execution, delivery and performance by it of this Amendment and the transactions contemplated hereby, certified by its secretary or any other authorized person.

SECTION 8.    Miscellaneous.

(a)    This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of an originally executed counterpart.

(b)    Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)    THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF,

EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE ADMINISTRATIVE AGENT OR ANY PURCHASER IN THE POOL ASSETS OR RELATED ASSETS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).

(d)    Headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

(e)    Section 13.7 of the RPA is hereby incorporated as if fully set forth herein.

(f)    This Amendment is a Transaction Document and all references to a “Transaction Document” in the Agreements and the other Transaction Documents (including, without limitation, all such references in the representations and warranties in the Agreements and the other Transaction Documents) shall be deemed to include this Amendment.

(G)    EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

COFINA FUNDING, LLC, as Seller

By: /s/ Eric Born
Name: Eric Born
Title: Secretary

CHS INC., as Servicer and an Originator

By: /s/ Timothy Skidmore
Name: Tim Skidmore
Title: Vice President and CFO

CHS CAPITAL, LLC, as Servicer and an Originator

By: /s/ Eric Born
Name: Eric Born
Title: Secretary and Treasurer

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent, a Committed Purchaser and Purchaser Agent for the BTMU Purchaser Group
By: /s/ Richard Gregory Hurst
Name: Richard Gregory Hurst
Title: Managing Director

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser
By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as a Conduit Purchaser
By: /s/ E.M. van Ankeren
Name: E.M. van Ankeren
Title: Managing Director

By: /s/ G.J. Huizing
Name: Richard Gregory Hurst
Title: Managing Director

COÖPERATIEVE RABOBANK U.A., as a Committed Purchaser
By: /s/ Eugene van Esveld
Name: Eugene van Esveld
Title: Managing Director

By: /s/ Jennifer Vervoorn
Name: Jennifer Vervoorn
Title: Director

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Purchaser Agent for the Rabobank Purchaser Group
By: /s/ Raymond Dizon
Name: Raymond Dizon
Title: Executive Director

By: /s/ Thomas McNamara
Name: Thomas McNamara
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Custodian

By: /s/ Samantha Howe
Name: Samantha Howe
Title: Vice President